===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               December 30, 1998



                            FORWARD INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  New York                         0-6669                         13-1950672
 ----------                      ----------                      -------------
(State or other                 (Commission File                (IRS Employer
 jurisdiction of                   Number)                      Identification
 incorporation)                                                     No.)

                                400 Post Avenue
                            Westbury, New York 11590
                    ---------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 338-0700



                    ---------------------------------------
                 (Former Address, if changed since last report)
===============================================================================

Item 5: Other Events

         On December 30, 1998, the Company announced that is was extending the expiration date of its Class B Public Warrants to February 1, 1999 and changing the exercise price to $0.50.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 11, 1999

                                                FORWARD INDUSTRIES, INC.



                                                By:  /s/ Jerome E. Ball
                                                    ------------------------
                                                     Jerome E. Ball
                                                     Chief Executive Officer








                                     - 3 -